                                                                   EXHIBIT 10.21

                                  RESOLUTIONS
                         BY THE BOARD OF DIRECTORS OF
                          CUMETRIX DATA SYSTEMS CORP.


          WHEREAS, the Board of Directors of Cumetrix Data Systems Corp. (the "Company") has determined that it is in the best interest of the Company to adopt a plan under which the Company may make loans to certain key employees, directors, and other individuals who provide valuable services to the Company, in order to attract, retain, and motivate key personnel to provide such valuable services to the Company.

          NOW, THEREFORE, BE IT RESOLVED, that the Cumetrix Data Systems Corp. 2000 Loan Plan (the "Plan"), a copy of which is attached hereto as Schedule 1,
                                                                   ----------
is hereby approved and adopted as of the date hereof; and be it further

          RESOLVED, that the Board of Directors hereby establishes the 2000 Loan Plan Committee (the "Committee") to serve as the plan administrator, as defined in the Plan; and be it further

          RESOLVED, that Max Toghraie be, and he hereby is, appointed as the sole member of the Committee; and be it further

          RESOLVED, that the Company shall not make loans to Max Toghraie under the Plan in excess of $275,000 principle amount outstanding at any given time; and be it further

          RESOLVED, that except as set forth in the foregoing resolution, the Committee is authorized to administer the Plan and to make loans pursuant to the Plan in such amounts and with such terms and conditions as determined by the Committee in its discretion; and be it further

          RESOLVED, that each of the officers of the Company be and each of them hereby is, authorized and empowered, for and on behalf of the Company to (i) execute and deliver any and all applications, agreements, documents, instruments, and certificates; (ii) incur such costs and expenses; and (iii) do any and all acts and things that any one or more of the officers of the Company deems, in the exercise of his or her sole discretion, necessary, desirable or appropriate in connection with these resolutions. The execution and delivery of such applications, agreements, documents, instruments, and certificates and the payment of costs and expenses in connection therewith shall constitute conclusive proof of the appropriateness of such applications, agreements, documents, instruments, certificates, and other acts.

                                  SCHEDULE 1
                                  ----------


                          CUMETRIX DATA SYSTEMS CORP.
                                2000 LOAN PLAN

            Adopted by the Board of Directors as of August 18, 2000

     1. Purpose. The purpose of this 2000 Loan Plan (the "Plan") is to attract, retain, and motivate employees and other key personnel who provide valuable services to Cumetrix Data Systems Corp., a California corporation (the "Company") by providing them with the opportunity to obtain loan financing on affordable terms.

     2.   Plan Administration

               2.1 In General. The Plan shall be administered by the Company's Board of Directors (the "Board"). The Board, in its sole discretion, may delegate its authority and duties under the Plan to a committee of one or more directors appointed by the Board, under such conditions and limitations as the Board may from time to time establish. The Board and/or any committee that has been delegated the authority to administer the Plan shall be referred to as the "Plan Administrator." Except as otherwise explicitly set forth in the Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to loans granted under the Plan, including selection of the individuals to be granted loans, the principal amount of such loans, and any and all other terms, conditions, restrictions, and limitations, if any, of a loan. The Plan Administrator shall have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any loan made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. In controlling and managing the operation and administration of the Plan, the Plan Administrator shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company, as amended from time to time, applicable state law, and any other agreements or instruments by which the Company is bound. All decisions made by the Plan Administrator prior to the Plan's execution and related orders and resolutions shall be final, conclusive, and binding on all persons.

               2.2 Other Plans. The Plan Administrator shall also have authority to grant loans as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company.

     3. Eligibility. Members of the Executive management Team of the Company, as well as any other significant employee option holder at sole discretion of the plan administrator (Max Toghraie) shall be eligible to receive loans under the Plan. For purposes of this Section 3, the "Company" includes any entity that
                               ---------
is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Plan Administrator.

     4. Amount Available for Loans. The aggregate dollar amount of all loans outstanding under the Plan at any time shall not exceed Five Hundred Thousand Dollars ($500,000,000).

     5. Loan Documents. Each loan shall be evidenced by a promissory note substantially in the form attached as Exhibit A hereto (the "Note") and a stock
                                      ---------
pledge agreement substantially in the form set forth in Exhibit B hereto (the
                                                        ---------
"Pledge Agreement"). Each Note and/or Pledge Agreement may contain such provisions or conditions as the Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan and may be amended from time to time in accordance with the terms hereof and thereof. However under no circumstances is any participant in the plan personally liable beyond the pledge of his current and future stocks or stock options holdings in the company for the purposes of this loan including principal, accrued interest, or other charges or fees incurred by the plan in administering this plan. The company's sole remedy is limited to the exercise of its rights as sole beneficiary of the above stock and stock options proceeds as well as all future stocks and options grants to the employee for the benefit of the company. Whether or not the pledged stocks, or options are of any value, the company's security in said collateral "Exhibit B", remains the company's sole recourse.

     6. Transferability. Except as specifically allowed by the Plan Administrator, loans and any of the rights, privileges or obligations conferred thereby shall not be assignable or transferable by the recipient other than by will or the laws of descent and distribution.

     7. Term of the Plan. The Plan shall become effective as of August 22, 2000, and shall remain in full force and effect through August 31, 2000, unless sooner terminated by the Board. After the Plan is terminated, no future loans may be granted, but loans previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.

     8. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of California, notwithstanding any California or other conflicts-of-law provisions to the contrary.

     9. Limitation of Implied Rights. Neither any person to whom a loan is granted nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any subsidiary whatsoever. The Plan does not constitute a contract of employment, and selection as to receive any loan under the Plan will not give any participating employee or other person the right to be retained in the employ or other service of the Company or any subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE

U.S. $_______________                                         ____________, 2000
                                                            Industry, California

     FOR VALUE RECEIVED, _______________________________________________
("Maker"), hereby promises to pay to the order of CUMETRIX DATA SYSTEMS CORP., a California corporation or its successors or assigns ("Payee"), at the office of Payee, located at 957 Lawson Street, Industry, California 91748, the principal amount of ____________________________________________________ Dollars
($____________), together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the following terms and conditions:

     1.   Stated Interest Rate.  Except as provided in Section 2 below, the
                                                       ---------
principal balance outstanding hereunder shall bear interest, until fully paid, at 5% per annum (the "Stated Interest Rate").

     2. Default Interest Rate. The "Default Interest Rate" shall be 6% per annum. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the earlier of (a) the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, is paid in full; or (b) the date on which such Event of Default is cured.

     3.   Payments.  This Note shall be payable as follows:

          (a) Twenty (20) equal quarterly installments of [principal and] interest of _______________ Dollars and __________ Cents ($_______) each, due and payable on the last day of March, June, September, and December in each year, commencing on December 31, 2001.

          (b) All unpaid principal and accrued but unpaid interest thereon and all other amounts payable hereunder shall be due and payable on August 22, 2005. (If Applicable)

     4. Prepayment. Maker may prepay all or any portion of the interest and the unpaid principal balance of this Note at any time, or from time to time, without penalty or premium.

     5. Collateral and Security. Maker's obligations under this Note are secured solely by the Stock Pledge Agreement of even date herewith, executed by Maker in favor of Payee (the "Pledge Agreement").

     6. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Payee, shall become immediately due and payable, without any notice to Maker and without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Maker:

          (a) Nonpayment of principal, interest, or other amounts when the same shall become due and payable hereunder; or

          (b) Maker breaches or fails to comply with any other provision of this Note or any covenant or agreement in the Pledge Agreement, and Maker does not cure such breach or non-compliance within ten (10) days after receipt of written notice of such default from Payee; or

          (c) Any statement, representation or warranty of Maker made or furnished to Payee by or on behalf of Debtor herein or in the Stock Pledge Agreement shall be false or misleading in any material respect when made or furnished; or

          (d) The making by Maker of an assignment for the benefit of Maker's creditors; or

          (e) The involuntary filing against Maker that is not stayed or dismissed within 90 days of filing, or the voluntary filing by Maker of a petition or application for relief under federal bankruptcy law or any similar state or federal law; or

          (f) The death or incapacity of Maker or any other person or entity who is or may become liable hereunder.

     7.   Contracted For Interest.

          (a) Maker agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as provided in this Note.

          (b) Maker understands and believes that this transaction complies with the usury laws of the state of California; however, if any interest or other charges in connection with this transaction are ever determined to exceed the maximum amount permitted by law, then Maker agrees that (i) the amount of interest or charges payable pursuant to this transaction shall be reduced to the maximum amount permitted by law; and (ii) any excess amount previously collected from Maker in connection with this transaction, which exceeded the maximum amount permitted by law, will be credited against the principal balance then outstanding hereunder. If the outstanding principal balance hereunder has been paid in full, the excess amount paid will be refunded to Maker.

     8. Governing Law. This Note shall be construed in accordance with and governed by the laws of the state of California, notwithstanding any California or other conflicts of law principles to the contrary.

     9. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

     10. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

     11. Amendments. No amendment, modification, change, waiver, release, or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

     12. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

     13. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Payee and their respective heirs, personal representatives, successors, and assigns, as applicable.

     14. Notices. All notices, requests, demands, and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, upon receipt of a facsimile transmission, or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

          If to Payee:

          Cumetrix Data Systems Corp.
          957 Lawson Street
          Industry, California 91748
          Attention:  President
          Telephone:______________________
          Fax:____________________________

          with a copy to:

          Greenberg Traurig, LLP
          One East Camelback Road

          Suite 1100
          Phoenix, Arizona 85012
          Attention:  Robert S. Kant, Esq.
          Telephone:  (602) 263-2606
          Fax:  (602) 263-2350

          If to Maker:

          ___________________________
          ___________________________
          ___________________________
          Telephone:_________________
          Fax:_______________________

          with a copy to:

          ___________________________
          ___________________________
          Telephone:_________________
          Fax:_______________________

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this section for the giving of notice.

          15. Construction. Maker and Payee participated in the drafting of this Note, and the respective legal counsel for Maker and Payee reviewed or had the opportunity to review this Note. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Payee shall be drawn from the fact that one party has drafted any portion hereof.

          IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.



                                        ________________________________________
                                        [Name]

                                   EXHIBIT B
                                   ---------

                            STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "Agreement"), is made and entered into as of August 22, 2000, by and between ___________________________________
("Debtor") and CUMETRIX DATA SYSTEMS CORP., a California corporation, ("Secured Party").

                                    RECITALS

     A. Simultaneously with the execution and delivery of this Agreement, Debtor has executed and delivered to Secured Party a Promissory Note of even date herewith, in the original principal amount of $_____________ (the "Note"), a copy of which is attached hereto as Exhibit A.
                                      ---------

     B. Debtor is the owner of [________ shares (the "Shares") of the common stock of Secured Party and] options to acquire __________ shares of the common stock of Secured Party (the "Option Shares").

     C. As collateral and security for the full, complete, and timely payment, performance, and discharge by Debtor of his obligations under and pursuant to the Note, Debtor has agreed to deliver the Pledged Stock (as defined in Section
                                                                        -------
1(a)), to be held by Secured Party pursuant to the terms of this Agreement.
----

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

     1. Grant of Security Interest. Debtor hereby grants to Secured Party a security interest (the "Security Interest") in the following property, or interests in property, of Debtor, whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the "Collateral"):

          (a) All of [the Shares,] the Option Shares and all shares of the Secured Party's common stock acquired after the date of this Agreement and during the term of this Agreement (all such shares collectively referred to as the "Pledged Stock");

          (b) Any and all dividends and other distributions issued on or with respect to, or in exchange or substitution for, the Pledged Stock, as set forth in Section 6.1 of this Agreement; and
   -----------

          (c) All present and future income, proceeds, earnings, increases, and substitutions from or for the Pledged Stock of every kind and nature, including all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Pledged Stock, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Pledged Stock, and all other property Debtor is entitled to receive on account of such Pledged Stock, including, accounts, documents, instruments, chattel paper, and general intangibles.

     2. Secured Obligations. The Collateral shall secure the following (collectively, the "Secured Obligations"):

          (a) payment and performance of all obligations of Debtor under the Note, together with all amendments, replacements, extensions, modifications, substitutions or renewals thereof;

          (b) payment and performance of every obligation, covenant, and agreement of Debtor contained in this Agreement, together with all amendments, replacements, extensions, modifications, substitutions or renewals hereof; and

     3. Representations and Warranties of Debtor. Debtor hereby represents and warrants to Secured Party that:

          3.1 Authority. Debtor has the full power, authority and legal right to grant to Secured Party the Security Interest, and no further consent, authorization, approval or other action is required for the grant of the Security Interest or for Secured Party's exercise of its rights and remedies under this Agreement, except as may be required in connection with the sale of the Collateral by Secured Party by the laws affecting the offering and sale of securities.

          3.2 Title. Debtor is the legal, record, and beneficial owner of, and has good and marketable title to (or, when the Option Shares are issued upon exercise of the options, Debtor shall be the legal, record, and beneficial owner of, and shall have good and marketable title to), the Collateral free and clear of all security interests, liens, claims, charges, or other encumbrances, except the Security Interest, and no financing statement covering the Collateral has been or will be filed or recorded in any public office.

          3.3 Priority. The Security Interest in the Collateral granted to Secured Party constitutes, and hereafter will constitute, a security interest of first priority.

          3.4 Other Agreements. The execution, delivery and performance by Debtor of the Note, this Agreement, and all other documents and instruments relating to the Secured Obligations will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Debtor is a party or is obligated.

     4.   Covenants of Debtor.

          4.1 Transfers. Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted herein) without obtaining the prior written consent of Secured Party and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest. Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Secured Party consents to any sale or other transfers of the Collateral. Notwithstanding any other provision in this Agreement to the contrary, Secured Party shall release the Collateral to permit sale of the Collateral if the proceeds of such sale are used to pay the Secured Obligations, provided that Debtor executes and delivers any agreements or other documents reasonably necessary or requested by Secured Party to ensure that the proceeds of such sale are paid to Secured Party as payment for the Secured Obligations.

          4.2 Rights and Powers. All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion.

     5.   Perfection of Security Interest.

          5.1 Certificated Securities. Debtor hereby deposits and delivers to Secured Party stock certificates (or Option Certificates) for all of the Pledged Stock accompanied by stock powers in the form of Exhibit B attached hereto, duly
                                                 ---------
executed in blank by Debtor, to be held by Secured Party upon the terms and conditions set forth in this Agreement. If Debtor acquires (by purchase, exercise of options, stock dividend or otherwise), directly or indirectly, any additional stock of Secured Party at any time after the date of this Agreement, Debtor shall immediately pledge and deliver to Secured Party such stock, together with related stock powers duly executed in blank by Debtor.

          5.2 Uncertificated Securities. With respect to any Pledged Stock in uncertificated (book-entry) form, Debtor shall, to the extent permitted by law, cause the Security Interest of Secured Party to be appropriately recorded on the stock register of the Secured Party, and will execute any document necessary to perfect the Security

Interest of Secured Party. If Debtor acquires (by purchase, exercise of options, stock dividend or otherwise), directly or indirectly, any additional stock of Secured Party in uncertificated form at any time after the date of this Agreement, Debtor shall immediately pledge and deliver to Secured Party such uncertificated stock, and Debtor shall execute any document necessary to perfect the Security Interest of Secured Party in such additional shares of stock.

          5.3 Further Assurances. Debtor shall execute and deliver to Secured Party all other documents which are, in the opinion of Secured Party, necessary or convenient to perfect, protect and maintain the Security Interest of Secured Party in and to all of the Collateral, including, without limitation, financing statements and continuation statements pursuant to the Uniform Commercial Code ("UCC"), and any other document necessary to enable Secured Party to exercise and enforce its rights and remedies hereunder, all in form and substance acceptable to Secured Party. In connection therewith, Secured Party may file in any appropriate public office any document required or permitted by law to be filed.

     6.   Dividends and Voting Rights.

          6.1 Dividends. Any and all dividends and other distributions in the form of securities (including all options, warrants and other rights to acquire securities) issued on or with respect to, or in exchange or substitution for, the Pledged Stock as a result of any stock dividend, stock split, reclassification, reorganization, merger, consolidation, or otherwise, shall promptly be delivered or distributed to Secured Party to hold as Collateral, and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor, and be promptly delivered to Secured Party as Collateral in the same form as received, together with related stock powers or other appropriate endorsements duly executed in blank by Debtor. If Debtor receives or is entitled to receive any cash or any cash equivalents as a result of any dividends or distributions with respect to the Pledged Stock, Debtor shall immediately deliver, or shall instruct Secured Party to deliver, such cash or cash equivalents to Secured Party. Any amount of cash received by Secured Party pursuant to this Section 6.1 shall be considered
                                                -----------
a prepayment under the Note.

          6.2 Dividend Payment Orders. In order to permit Secured Party to exercise the rights and to receive all dividends and distributions that Secured Party may be entitled to exercise or receive pursuant to Section 6.1 hereof,
                                                         -----------
Debtor shall, upon written notice from Secured Party, from time to time execute and deliver to Secured Party appropriate, dividend payment orders and other instruments as Secured Party may request.

          6.3 Trust. All dividends and distributions that are received by Debtor contrary to the provisions of Section 6.1 hereof shall be received in
                                     -----------
trust for the benefit of Secured Party, shall be segregated from other funds and property of Debtor, and shall be promptly delivered to Secured Party as Collateral in the same form as received, together with related stock powers or other appropriate endorsements duly executed in blank by Debtor.

          6.4 Voting Rights and Proxies Prior to and After Event of Default. If no Event of Default (as hereinafter defined) has occurred, Debtor shall be entitled to exercise all of the voting and other consensual rights relating to the Collateral or any part thereof for any purpose that is not inconsistent with this Agreement. Upon the occurrence of an Event of Default, all rights of Debtor to exercise the voting and other consensual rights that Debtor would otherwise be entitled to exercise with respect to the Collateral shall cease, and all such rights shall immediately become vested in Secured Party and Secured Party shall thereafter have the sole right to exercise such voting rights and other consensual rights. In order to permit Secured Party to exercise the voting and other consensual rights that Secured Party may be entitled to exercise upon the occurrence of an Event of Default, Debtor shall, upon execution and delivery of this Agreement and upon written notice from Secured Party from time to time, execute and deliver to Secured Party appropriate proxies and other instruments as Secured Party may request, including an irrevocable proxy in the form of Exhibit C attached hereto.
---------

     7.   Events of Default; Acceleration; Remedies.

          7.1 Events of Default. Any failure to pay any of the Secured Obligations when the same shall become due and payable, or the occurrence of any "Event of Default" (as defined in the Note) shall constitute an "Event of Default" under this Agreement.

          7.2 Acceleration and Remedies. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, all obligations secured hereby shall, at Secured Party's option, immediately become due and payable without notice or demand, and Secured Party shall have the following rights and remedies and may do one or more of the following:

               (i)  After written notice to Debtor as provided in Section 7.4
                                                                  -----------
hereof, to the extent such notice is required by applicable law, sell the Pledged Stock and any other Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in taking, storing, and selling the Collateral (including, without limitation, reasonable attorneys' fees) shall be applied to the payment of the Secured Obligations, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto.

          7.3 Purchase of Collateral. Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

          7.4 Notice. Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least ten days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

          7.5 Private Resale. Debtor recognizes that as the result of prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Secured Party may be compelled, with respect to any resale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that any such compelled private resale may be at prices and on terms less favorable to Secured Party than those obtainable through a public resale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and notwithstanding such circumstances, Debtor agrees that any such compelled private resale shall be deemed to be in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public resales and no obligation to delay the sale of the Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public resale required under the Securities Act or under such applicable state securities laws, even if such issuer would agree to do so.

          7.6 Sales in Exempt Transactions. From time to time at the written request of Secured Party, Debtor shall furnish or cause to be furnished to Secured Party all such information as Secured Party may request in order to determine the number of the shares and instruments included in the Collateral which may be sold by Secured Party as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are in effect from time to time.

          7.7 Additional Remedies. In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the UCC and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Secured Obligations after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Secured Obligations or its right to consider the failure to so pay or perform an Event of Default.

     8.   Miscellaneous Provisions.

          8.1 Care. Secured Party shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of a lack of due care. A lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance. Secured Party shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any persons with respect to the Collateral.

          8.2 Power of Attorney. Debtor hereby appoints Secured Party as its true and lawful attorney-in-fact, with full power of substitution, to (i) demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (ii) execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (iii) settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Debtor to execute and deliver its release and settlement for the claim; (iv) file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Debtor, or otherwise, which in the discretion of Secured Party may seem to be necessary or advisable; and (v) execute any documents necessary to perfect or continue the Security Interest. This power is a power coupled with an interest and is given as security for the Secured Obligations, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Secured Party.

          8.3 Other Security. In the event that Debtor grants a security interest in any property other than the Collateral as security for the Secured Obligations, the acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Secured Obligations, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest, in which case Secured Party may resort, for the payment or performance of the Secured Obligations, to its several securities therefor in such order and manner as it may determine.

          8.4 Actions by Secured Party. Without notice or demand, without affecting the obligations of Debtor hereunder, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may
(i) extend the time for payment of all or any part of the Secured Obligations, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Secured Obligations; (ii) take and hold other security for the payment or performance of the Secured Obligations and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

          8.5 Waivers. Debtor waives and agrees not to assert (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Secured Obligations, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling; (iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Secured Obligations; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

          8.6 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, notwithstanding any California or other conflicts-of-laws provisions to the contrary.

          8.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

          8.8 Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, supersedes all other prior understandings, oral or written, with respect to the subject matter hereof, and is intended by Secured Party and Debtor as the final, complete and exclusive statement of the terms agreed to by them.

          8.9 Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

          8.10 Section Headings. The section headings set forth in this Agreement are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Agreement.

          8.11 Time of Essence. Time is of the essence of this Agreement and each and every provision hereof.

          8.12 Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Secured Party in order to effectuate the other provisions hereof.

          8.13 Binding Nature; Assignment. This provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their permitted successors and assigns. Secured Party may transfer all or any part of its interest in the Note or this Agreement. Debtor shall not transfer (by agreement, operation of law or otherwise) any right or obligation under the Note or this Agreement, and any such purported transfer shall be void. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including, without limitation, pledgees, of the Note or notes evidencing the Secured Obligations. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

          8.14 Indulgences, Not Waivers. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or future exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          8.15 Construction. This Agreement shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Agreement. Each of the parties hereto acknowledges that it has had the opportunity to review this Agreement and has had the opportunity to have its counsel review this Agreement, and that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Agreement.

          8.16 Continuing Agreement. This is a continuing Agreement which shall remain in full force and effect until all of the Secured Obligations shall have been paid and performed in full.

          8.17 No Setoffs by Debtor. No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Secured Obligations.

          8.18 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of a facsimile or of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

          If to Debtor:

          ___________________________
          ___________________________
          ___________________________
          ___________________________
          ___________________________
          Telephone:_________________

          Fax:_______________________

          with a copy to:

          ___________________________
          ___________________________
          ___________________________
          ___________________________
          ___________________________
          Telephone:_________________
          Fax:_______________________

          If to Secured Party:

          Cumetrix Data Systems Corp.
          957 Lawson Street
          Industry, California 91748
          Telephone:_________________
          Fax:_______________________

          with a copy to:

          Greenberg Traurig, LLP
          One East Camelback Road
          Suite 1100
          Phoenix, Arizona 85012
          Attention:  Robert S. Kant, Esq.
          Telephone:  (602) 263-2606
          Fax:  (602) 263-2350

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.


                     [THE REMAINDER OF THIS PAGE HAS BEEN
                           INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement was executed by Debtor and Secured Party as of the date first set forth above.

                                 DEBTOR

                                 ___________________________________
                                 [Name]



                                 SECURED PARTY

                                 CUMETRIX DATA SYSTEMS, a California corporation



                                 By:________________________________
                                 Name:______________________________
                                 Its:_______________________________

                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE

                                   EXHIBIT B
                                   ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers ________ shares of the common stock of Cumetrix Data Systems Corp., a California corporation (the "Company"), to ___________________________________________,
which shares are represented by Certificate No. ________, standing in the name of the undersigned on the books of Secured Party. The undersigned hereby irrevocably constitutes and appoints _________________________________________
as its attorney to transfer said stock on the books of Secured Party with full power of substitution in the premises.

     Dated:  ___________________, 2000.


                                                  ______________________________
                                                  [Name]

                                   EXHIBIT C
                                   ---------

                               IRREVOCABLE PROXY

     KNOW ALL MEN BY THESE PRESENTS, that __________________________ ("Debtor") hereby appoints _______________, with full power of substitution, the true and lawful proxy and attorney-in-fact of Debtor for Debtor and in the name, place and stead of Debtor to vote all of the shares of capital stock of Cumetrix Data Systems Corp., a California corporation ("Company"), now or hereafter standing in the name of Debtor, in such manner as said proxy and attorney-in-fact or his substitute may deem appropriate, in his sole and absolute discretion, at any annual, regular, or special meeting or meetings of the stockholders of Company which may be held at any time, for or against such matter or matters as may be submitted to a vote of the stockholders of Company at any time, including any proposal to remove directors of Company or elect new directors of Company; provided, however, that this proxy shall become effective only after the occurrence and during the continuance of an Event of Default under and as defined in the Stock Pledge Agreement, dated ____________, 20__, between Debtor and Company, as Secured Party.

     The power to vote such shares includes the power to execute, or refrain from executing, a written consent to action in lieu of a stockholder meeting with respect to such shares. Debtor hereby authorizes and empowers said proxy as attorney-in-fact or its substitute (a) to represent and vote for Debtor at all such meetings; (b) to consent to and waive notice of all such meetings; and
(c) generally and without limitation to do any and all acts and things which Debtor if personally present might or could do in respect to such shares, and Debtor hereby ratifies and confirms all that said proxy and attorney-in-fact or its substitute may lawfully do or cause to be done by virtue of this proxy.

     This proxy is coupled with an interest and is irrevocable until Debtor's obligations to Company under the Stock Pledge Agreement and the Note to which it relates are extinguished, at which time this proxy shall automatically expire.

     IN WITNESS WHEREOF, Debtor signed this proxy as of ____________, 20__.


                                                       _________________________
                                                       [Name]